Proxy Materials
PLEASE CAST YOUR VOTE NOW!
TRUST FOR ADVISED PORTFOLIOS
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(888) 785-6707
May 18, 2020

Dear Shareholder:

As a shareholder in one of the following mutual funds or families of mutual funds, you are invited to attend a special shareholder meeting (the “Meeting”) of Trust for Advised Portfolios (the “Trust”), which will be held on Friday, June 26, 2020:

1919 Funds	Miller Value Funds
Bramshill Income Performance Fund	Soundwatch Hedged Equity Fund
Fulcrum Diversified Absolute Return Fund	Zevenbergen Funds
Infinity Q Diversified Alpha Fund	Ziegler Senior Floating Rate Fund

The purpose of the Meeting is to seek shareholder approval of the election of three Trustees to the Board of Trustees (the “Board”) of the Trust. As discussed below, one of the nominees already serves as a Trustee of the Trust but has not yet been elected by shareholders. Two additional nominees have been recommended by the Board to join as Trustees, subject to shareholder approval.

You are being asked to elect each of the following three individuals as Trustees of the Trust: Brian S. Ferrie, Christopher E. Kashmerick, and Wan-Chong Kung. Mr. Kashmerick is currently a Trustee of the Trust and has served as Trustee since his appointment by the Board in November 2018. Mr. Kashmerick has not previously been elected by shareholders. The two other nominees, Mr. Ferrie and Ms. Kung, are not currently Trustees of the Trust. The Governance and Nominating Committee, made up of all of the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, has recommended to the Board, and the Board has unanimously nominated, Mr. Ferrie and Ms. Kung to join the Board as Trustees.

While the Board can appoint a new Trustee without a shareholder vote under certain circumstances, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders. Because only three of the four current members of the Board have previously been elected by shareholders of the Trust, the appointment of either Mr. Ferrie or Ms. Kung to the Board would result in fewer than two-thirds of the members of the Board having been elected by shareholders. Given this legal requirement, the Board believes that while seeking shareholders’ approval of Mr. Ferrie and Ms. Kung as Trustees, it is prudent for the Board to recommend that shareholders elect Mr. Kashmerick as Trustee. If all members of the Board have been elected by the shareholders, then upon any future retirements, resignations, or other cessation of duties by an elected Trustee, the Board will have flexibility to appoint replacements for one or more Trustees, thereby avoiding the need to incur the expenses of a future shareholder meeting should vacancies arise.

The Board of Trustees has unanimously approved these nominations and believes they are in the best interests of the Trust and its shareholders. The Board recommends that you vote in favor of the election of the nominees.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the nominees. The election returns will be reported at the shareholder meeting on Friday, June 26, 2020, or as soon as practical thereafter. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

In light of the developing situation with COVID-19 (coronavirus), shareholders are urged to vote by internet, telephone, or mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Please know that we are monitoring the situation and may determine to institute alternative arrangements such as postponing the Meeting or providing access to the Meeting via remote communication.

Thank you for your continued support.

Sincerely,

Scott A. Resnick
Secretary
Trust for Advised Portfolios

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 26, 2020

TRUST FOR ADVISED PORTFOLIOS
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(888) 785-6707

To the Shareholders of Trust for Advised Portfolios (the “Trust”), consisting of the following mutual funds or family of mutual funds:

1919 Funds	Miller Value Funds
Bramshill Income Performance Fund	Soundwatch Hedged Equity Fund
Fulcrum Diversified Absolute Return Fund	Zevenbergen Funds
Infinity Q Diversified Alpha Fund	Ziegler Senior Floating Rate Fund

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Trust will be held at the offices of U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, on Friday, June 26, 2020, at 11:00 a.m. Central Time, for the following purpose, which is more fully described in the accompanying proxy:

Proposal - Election of Trustees to the Board of Trustees of the Trust (the “Board”).

Shareholders may also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on April 30, 2020, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy card is being solicited on behalf of the Board and each mutual fund or family of mutual funds named above. The Board has unanimously approved and recommends you vote in favor of the proposal. Please read the enclosed proxy statement for a full discussion of the proposal.

By order of the Board of Trustees of the Trust

Scott A. Resnick
Secretary
Milwaukee, Wisconsin
May 18, 2020

Your vote is important – please vote your shares promptly.

In light of the developing situation with COVID-19 (coronavirus), shareholders are urged to vote by internet, telephone, or mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Telephone and internet voting instructions can be found on the enclosed proxy card or shareholders can indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

TRUST FOR ADVISED PORTFOLIOS
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(888) 785-6707

PROXY STATEMENT

May 8, 2020

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 26, 2020

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Trust and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held the offices of U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, on Friday, June 26, 2020, at 11:00 a.m. Central Time.

The Meeting is being held for the purpose of electing Trustees to the Board as described below. Shareholders also may be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. The Board is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

Shareholders of record at the close of business on April 30, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are being mailed to Shareholders on or about May 18, 2020.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 28, 2008. The Trust currently consists of 13 separate operating series, or mutual funds (each a “Fund” and collectively, the “Funds”), managed by nine different investment advisers (each an “Adviser” and collectively, the “Advisers”), with different fiscal year-ends. Shareholders of each Fund are being solicited to vote on the proposal. Following is a list of the Funds being solicited to vote on the proposal described in this Proxy Statement.

Fund/Fund Family	Investment Adviser	Fiscal Year End
1919 Funds	1919 Investment Counsel, LLC	December 31
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund
1919 Variable Socially Responsive Balanced Fund
Bramshill Income Performance Fund	Bramshill Investments, LLC	March 31
Fulcrum Diversified Absolute Return Fund	Fulcrum Asset Management LLP	June 30
Infinity Q Diversified Alpha Fund	Infinity Q Capital Management, LLC	August 31
Miller Value Funds	Miller Value Partners, LLC
Miller Income Fund		September 30
Miller Opportunity Trust		December 31
Soundwatch Hedged Equity Fund	Soundwatch Capital, LLC	October 31
Zevenbergen Funds	Zevenbergen Capital Investments LLC	June 30
Zevenbergen Genea Fund
Zevenbergen Growth Fund
Ziegler Senior Floating Rate Fund	Ziegler Capital Management, LLC Pretium Credit Management, LLC	September 30

Financial statements for the Funds are included in Annual Reports of each Fund for their various fiscal year-end dates noted above, which are mailed to shareholders. Shareholders may obtain copies of the applicable Annual Report or Semi-Annual Report free of charge by writing the Trust c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling (888) 785-6707.

If you have any questions about the proposal or the proxy card, please do not hesitate to call (888) 785-6707 to speak with representatives of the Trust’s proxy solicitation firm, Okapi Partners, LLC.

PROPOSAL –     ELECTION OF TRUSTEES TO THE BOARD

The Board currently has four members: John C. Chrystal, Albert J. DiUlio, S.J., Harry E. Resis, and Christopher E. Kashmerick. Mr. Kashmerick has served as a Trustee since November 2018, when he was appointed by the Board in accordance with Section 16(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, his appointment as Trustee was not required to be approved by shareholders.

At a meeting held on February 25, 2020, the Governance and Nominating Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the 1940 Act, recommended Mr. Brian S. Ferrie and Ms. Wan-Chong Kung for election as additional Trustees of the Trust. The Committee also recommended that Mr. Kashmerick be nominated for election by shareholders as he had not previously been elected by shareholders. The Board reviewed the recommendation of the Committee and, at a meeting held on February 26, 2020, approved the nomination of Mr. Ferrie, Ms. Kung, and Mr. Kashmerick for election by shareholders.

As indicated under “Trustees and Officers” below, Mr. Ferrie and Ms. Kung each have considerable business experience in investment management matters. The Trustees believe that Mr. Ferrie and Ms. Kung will enhance the Board’s ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint either Mr. Ferrie or Ms. Kung as an additional Trustee without the approval of the shareholders of the Trust. Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Mr. Kashmerick has previously been appointed to the Board without shareholder approval. As the appointment of either Mr. Ferrie or Ms. Kung would result in less than two-thirds of the Board having been elected by the shareholders of the Trust, one or both of Mr. Ferrie and Ms. Kung must be elected as a Trustee by the shareholders. Section 16(a) of the 1940 Act also requires that if at any time less than a majority of the then serving Trustees have been elected by shareholders, then the Trust must, within 60 days, hold a shareholders meeting to elect sufficient Trustees to the Board so that a majority of the Board will have been elected by shareholders.

If only one of Mr. Ferrie or Ms. Kung is elected by shareholders, the Board will then have the flexibility to appoint the other nominee as a Trustee since after the election and subsequent appointment two-thirds of the Trustees will have been elected by shareholders whether or not Mr. Kashmerick is elected. If Mr. Kashmerick and one of Mr. Ferrie or Ms. Kung are not elected, the Trustees may still appoint Mr. Ferrie or Ms. Kung, as applicable; however, if any elected Trustee subsequently retires, resigns, or ceases his or her duties for any reason, the Trust may be forced to hold a shareholder meeting and solicit votes to elect a new Trustee at shareholders’ expense.

If none of the nominees are approved by shareholders, the Board’s composition will remain the same and the Trustees will not be able to appoint any additional Trustees. In that scenario, Mr. Kashmerick will continue to serve as a Trustee of the Trust.

Required Vote

The election of each nominee will be voted upon separately by shareholders of the Funds in the aggregate; that is, regardless of the Fund(s) in which you are a shareholder, you have the right to vote for or to withhold your vote for each nominee on a one vote-per-share basis without differentiation between the separate Funds. Assuming a quorum is present, a nominee will be elected as a Trustee of the Trust if he or she receives a plurality of the votes cast by all shares of the Trust to be voted in the aggregate. In essence, this means that the nominees receiving affirmative votes cast at the Meeting will be elected to the Board of the Trust. The nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, retires, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.

The Board recommends that shareholders elect the nominees as Trustees of the Trust.

Trustees and Officers

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with each Adviser, the administrator, the custodian and the transfer agent. The day-to-day operations of the Trust are delegated to its officers, subject to each Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Current Board of Trustees
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships(2) Held During Past 5 Years by Trustee
Independent Trustees(3)
John C. Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 to present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 to 2013).	14	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 to 2016).
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 to 2014).	14	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	14	None
Interested Trustee(4)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present).	14	None

(1)
Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any currently serving Trustee).

(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

(3)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(4)
Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Funds’ distributor.

Trustee Nominees
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships(2) Held During Past 5 Years by Trustee
Independent Trustee(3) Nominees
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	N/A	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020).	14	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	N/A	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019).	14	None
Interested Trustee(4) Nominee
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present).	14	None

(1)
Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any currently serving Trustee).

(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

(3)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(4)
Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Funds’ distributor.

Officers
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)	Each officer serves an indefinite term until the election of a successor.

The Board met four times during the fiscal year ended December 31, 2019. During the fiscal year, all of the current Trustees attended 100% of the Board’s meetings and the meetings of the committees on which they served.

Additional Information Concerning the Board of Trustees

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisers to manage the Funds, and is responsible for overseeing the Advisers and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act, and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of Funds in the Trust, the Trust does not have a lead disinterested trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, the officers of the Funds, and the service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisers, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets periodically with the auditors of the Funds. The Board also meets quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Advisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, each Fund’s ability to manage risk is subject to substantial limitations.

Trust Committees

The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.

The members of the Audit Committee are Messrs. Chrystal, DiUlio, and Resis each of whom is an Independent Trustee. Mr. Chrystal is the Audit Committee Chairman. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee met one time during the fiscal year ended December 31, 2019.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. In accordance with its charter, in identifying and evaluating nominees, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of Trustees who have broad and diverse backgrounds. The Committee takes into account all factors it considers appropriate, which may include educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. Each Trustee candidate must display the highest personal and professional ethics, integrity and values; have the ability to exercise sound business judgment; must be highly accomplished in his or her respective field; have a relevant expertise and experience; be able to represent all shareholders and be committed to enhancing long-term shareholder value; and have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet during the fiscal year ended December 31, 2019.

The Board has delegated day-to-day valuation matters to the Valuation Committee, which is comprised of the Trust’s President, Treasurer and Assistant Treasurer and is overseen by the Trustees. The function of the Valuation Committee is to review and oversee each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by each Adviser, and the Valuation Committee gathers and reviews Fair Valuation Forms that are completed by the Advisers to support their determinations, and which are subsequently reviewed and ratified by the Board. The Valuation Committee met twelve times during the fiscal year ended December 31, 2019.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

John C. Chrystal’s experience as a partner of an investment management firm and his experience as a partner of a consulting firm advising financial institutions, have provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a Trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

Harry E. Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by series in the Trust that will be useful to the Board in their analysis and oversight of the Funds.

Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bancorp Fund Services, LLC, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Resis and Kashmerick takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis and Kashmerick should serve as a trustee.

Information about the Nominees for Independent Trustees’ Qualification, Experience, Attributes or Skills

Mr. Ferrie’s experience in finance and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.

Ms. Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advises student-managed bond and equity funds.

Trustee Ownership of Fund Shares and Other Interests

No Trustee or nominee beneficially owned shares of any of the Funds as of March 31, 2020.

As of March 31, 2020, neither the Independent Trustees nor any nominee for Trustee, nor members of their immediate family, own securities beneficially or of record in any Adviser, Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), or an affiliate of any Adviser or the Distributor. Accordingly, neither the Independent Trustees nor any nominee for Trustee , nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in any Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees, nor any nominee for Trustee, nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which any Adviser, the Distributor or any affiliate thereof was a party.

Compensation

Set forth below is the compensation received by the Independent Trustees from the Trust for the fiscal year ended December 31, 2019. The Independent Trustees receive an annual retainer of $43,000 per year and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings allocated among each of the various portfolios comprising the Trust. The Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
John C. Chrystal, Independent Trustee	$47,000	None	None	$47,000
Albert J. DiUlio, S.J., Independent Trustee	$47,000	None	None	$47,000
Harry E. Resis, Independent Trustee	$47,000	None	None	$47,000
Christopher E. Kashmerick, Interested Trustee	$0	None	None	$0
* The Trust is the only registered investment company in the Fund Complex.
GENERAL INFORMATION
Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Advisers, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. The Trust has engaged the proxy solicitation firm of Okapi Partners LLC (“Okapi”), to assist in the solicitation of proxies. The services to be provided by Okapi include solicitation, tabulation, web hosting, printing, and mailing. The Funds will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of Okapi. The Funds also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The anticipated expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses are approximately $151,037 and will be paid by the Funds.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy card in the envelope provided. Please sign the proxy card according to the following instructions:

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity (e.g. a trustee for a trust or other entity should sign “Trustee” after their name).

To vote by phone, please call the toll-free number printed on your proxy card and following the recorded instructions. To vote online, please visit the website found on your proxy card and following the online instructions.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Trust, by timely voting a later-dated proxy by phone, internet or mail, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Quorum and Adjournment

One-third of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting.

If a quorum is not present or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if the persons named as proxies determine it is advisable to defer action on proposal the persons named as proxies may propose one or more adjournments of the Meeting in order to defer action on the proposal as they deem advisable.

Investment Advisers

The Advisers and their addresses are listed below:

Fund or Fund Family	Investment Adviser	Principal Business Address
1919 Funds	1919 Investment Counsel, LLC	One South Street, Suite 2500 Baltimore, MD 21202
Bramshill Income Performance Fund	Bramshill Investments, LLC	411 Hackensack Avenue, 9th Floor Hackensack, NJ 07601
Fulcrum Diversified Absolute Return Fund	Fulcrum Asset Management LLP	Marble Arch House 66 Seymour Street London W1H 5BT United Kingdom
Infinity Q Diversified Alpha Fund	Infinity Q Capital Management, LLC	888 7th Avenue, Suite 3700 New York, NY 10106
Miller Value Funds	Miller Value Partners, LLC	One South Street, Suite 2550 Baltimore, MD 21202
Soundwatch Hedged Equity Fund	Soundwatch Capital, LLC	485 Madison Avenue, 7 th Floor New York, New York 10022
Zevenbergen Funds	Zevenbergen Capital Investments LLC	601 Union Street, Suite 4600 Seattle, WA 98101
Ziegler Senior Floating Rate Fund	Ziegler Capital Management, LLC	70 West Madison Street, 24 th Floor Chicago, Illinois 60602
	Pretium Credit Management, LLC	810 Seventh Avenue, 24th Floor New York, New York 10019

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) serves as the independent registered public accounting firm to all Funds except the Infinity Q Diversified Alpha Fund, for which EisnerAmper LLP (“EisnerAmper” and together with BBD, the “Auditors”) serves as the independent registered public accounting firm.

Audit Fees

For each Fund’s two most recent fiscal years ended in 2018 or 2019, as appropriate, aggregate fees billed by the Auditors for the audit of the Fund’s annual financial statements and services that are normally provided by the Auditors in connection with statutory and regulatory filings or engagements for those two fiscal years were $185,900 and $189,300, respectively for BBD, and $55,000 and $65,000, respectively for EisnerAmper.

Audit-Related Fees

The Auditors did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years ended in 2018 or 2019, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

The Auditors prepared each Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2018 or 2019, as appropriate. Aggregate fees billed to the Trust by the Auditors for professional services for tax compliance, tax advice, and tax planning were $36,500 and $36,700, respectively by BBD and $10,000 and $11,000, respectively by EisnerAmper. All of these fees were required to be approved by the Audit Committee.

All Other Fees

The Auditors neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2018, or 2019, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by the Auditors, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For each Fund’s two most recent fiscal years ended in 2018 or 2019, as appropriate, the Auditors did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares of the Funds

The number of shares of each fund and class issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares
1919 Financial Services Fund - Class A	2,609,205.885
1919 Financial Services Fund - Class C	1,331,169.931
1919 Financial Services Fund - Class FI	0
1919 Financial Services Fund - Class R	0
1919 Financial Services Fund - Class I	2,823,857.382
1919 Socially Responsive Balanced Fund - Class A	6,792,173.302
1919 Socially Responsive Balanced Fund - Class C	1,176,709.936
1919 Socially Responsive Balanced Fund - Class FI	0
1919 Socially Responsive Balanced Fund - Class R	0
1919 Socially Responsive Balanced Fund - Class I	3,965,800.859
1919 Maryland Tax Free Income Fund - Class A	3,515,324.517
1919 Maryland Tax Free Income Fund - Class C	498,398.071
1919 Maryland Tax Free Income Fund - Class FI	0
1919 Maryland Tax Free Income Fund - Class I	1,397,389.142
1919 Variable Socially Responsive Balanced Fund	1,189,588.779
Bramshill Income Performance Fund - Institutional Class	55,095,618.289
Bramshill Income Performance Fund - Investors Class	0
Fulcrum Diversified Absolute Return Fund - Super Institutional Class	18,452,525.194
Fulcrum Diversified Absolute Return Fund - Institutional Class	716,260.221
Fulcrum Diversified Absolute Return Fund - Investor Class	0
Infinity Q Diversified Alpha Fund - Investor Class	3,275,695.762
Infinity Q Diversified Alpha Fund - Institutional Class	86,826,496.814
Miller Income Fund - Class A	4,218,321.570
Miller Income Fund - Class C	4,441,922.839
Miller Income Fund - Class FI	32,712.113
Miller Income Fund - Class I	11,509,415.175
Miller Income Fund - Class IS	6,365,374.992
Miller Opportunity Trust - Class A	23,749,936.643
Miller Opportunity Trust - Class C	7,109,719.383
Miller Opportunity Trust - Class FI	400,496.844
Miller Opportunity Trust - Class R	220,991.202
Miller Opportunity Trust - Class I	23,829,722.020
Miller Opportunity Trust - Class IS	19,204.606
Soundwatch Hedged Equity Fund	4,594,421.265
Zevenbergen Genea Fund - Investor Class	866,977.542
Zevenbergen Genea Fund - Institutional Class	720,584.677
Zevenbergen Growth Fund - Investor Class	430,158.250
Zevenbergen Growth Fund - Institutional Class	928,014.510
Ziegler Senior Floating Rate Fund - Class A	198,249.407
Ziegler Senior Floating Rate Fund - Class C	353,969.964
Ziegler Senior Floating Rate Fund - Institutional Class	2,620,467.575

Management Ownership, Principal Holders and Control Persons of Trust for Advised Portfolios

A principal holder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of the Record Date, the Trustees, nominees, and officers of the Trust, as a group owned beneficially less than one percent (1%) of the outstanding shares of each share class of each Fund and of the Trust as a whole. As of the close of business on the Record Date, the persons listed in Appendix A were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of a class of Fund’s outstanding shares.

Shareholder Communications and Proposals
The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, the communication should be submitted in writing to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, who will forward such communication to the Board.

The Trust is not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 within a reasonable time before the solicitation of the proxies for such meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at such meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the meeting.

Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (888) 785-6707. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (888) 785-6707 or write to Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

Principal Holders and Control Persons of Trust for Advised Portfolios

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Ameriprise Financial Services Inc Attn: RPCS 70911 Ameriprise Financial Ctr Minneapolis MN 55474-0001	1919 Financial Services Fund - Class C	152,709.024	11.47%	Record
Ameriprise Financial Services Inc Attn: RPCS 70911 Ameriprise Financial Ctr Minneapolis MN 55474-0001	1919 Financial Services Fund - Class I	690,568.125	24.45%	Record
Ameriprise Financial Services Inc Attn: RPCS 70911 Ameriprise Financial Ctr Minneapolis MN 55474-0001	1919 Socially Responsive Balanced Fund - Class C	121,136.753	10.29%	Record
Ameriprise Financial Services Inc Attn: RPCS 70911 Ameriprise Financial Ctr Minneapolis MN 55474-0001	1919 Socially Responsive Balanced Fund - Class I	517,917.3	13.06%	Record
Ascensus Trust Company FBO Porter & Malouf, PA 401(K) 501126 PO Box 10758 Fargo ND 58106-0758	Miller Opportunity Trust - Class R	51,786.672	23.43%	Record
BNY Mellon Investment Servicing (US) Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia PA 19406-1212	1919 Financial Services Fund - Class A	484,141.799	18.56%	Record
BNY Mellon Investment Servicing (US) Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia PA 19406-1212	1919 Socially Responsive Balanced Fund - Class A	2,242,567.991	33.02%	Record
Capinco c/o US Bank NA PO Box 1787 Milwaukee WI 53201-1787	Fulcrum Diversified Absolute Return Fund - Super Institutional Class	8,401,342.715	45.53%	Record
Capinco c/o US Bank NA U/A 4/22/2016 PO Box 1787 Milwaukee WI 53201-1787	Ziegler Senior Floating Rate Fund - Institutional Class	1,115,702.203	42.58%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1919 Financial Services Fund - Class I	220,653.382	7.81%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1919 Maryland Tax-Free Income Fund - Class A	327,862.159	9.33%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Bramshill Income Performance Fund - Institutional Class	17,788,027.157	32.29%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Fulcrum Diversified Absolute Return Fund - Super Institutional Class	1,587,549.525	8.6%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Infinity Q Diversified Alpha Fund - Institutional Class	23,667,810.124	27.26%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Infinity Q Diversified Alpha Fund - Investor Class	2,119,980.97	64.72%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Miller Income Fund Class A	854,924.893	20.27%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Miller Income Fund - Class C	901,712.862	20.3%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Miller Income Fund - Class I	2,038,055.311	17.71%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Miller Opportunity Trust - Class C	2,042,455.091	28.73%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Miller Opportunity Trust - Class FI	92,707.396	23.15%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Miller Opportunity Trust - Class I	2,895,286.721	12.15%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Soundwatch Hedged Equity Fund	3,964,210.777	86.28%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Zevenbergen Genea Fund - Institutional Class	639,147.232	88.7%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Zevenbergen Genea Fund - Investor Class	712,575.864	82.19%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Zevenbergen Growth Fund- Institutional Class	891,689.982	96.09%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Zevenbergen Growth Fund - Investor Class	336,508.968	78.23%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Miller Opportunity Trust - Class A	2,519,746.992	10.61%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	1919 Socially Responsive Balanced Fund - Class C	59,221.103	5.03%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	1919 Financial Services Fund - Class A	221,524.989	8.49%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	1919 Maryland Tax-Free Income Fund - Class I	255,093.171	18.25%	Record
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	1919 Socially Responsive Balanced Fund - Class A	420,509.361	6.19%	Record
Gavyn Davies c/o Fulcrum Asset Management LP Marble Arch House 66 Seymor St London W1H 5BT	Fulcrum Diversified Absolute Return Fund - Institutional Class	131,224.849	18.32%	Beneficial
Great West Trust CO LLC Fascore LLC Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Miller Opportunity Trust - Class R	24,798.839	11.22%	Record
J P Morgan Securities LLC FBO 202-10402-21 4 Chase Metrotech Ctr Brooklyn NY 11245-0001	Miller Income Fund - Class IS	685,856.524	10.77%	Record
Janney Montgomery Scott LLC 1717 Arch St Philadelphia PA 19103-2713	1919 Maryland Tax-Free Income Fund - Class I	82,306.729	5.89%	Record
JP Morgan Securities LLC 1 Metrotech Ctr N FL 3 Brooklyn NY 11201-3873	Miller Opportunity Trust - Class I	1,358,504.147	5.7%	Record
Kathy J Williams c/o ZCI 601 Union Street, Suite 4600 Seattle, WA 98101	Zevenbergen Genea Fund - Institutional Class	48,158.113	6.68%	Beneficial
Mac & Co A/C 123835 Attn Mutual Fund Operations 500 Grant St Room 151-1010 Pittsburgh PA 15219-2502	Fulcrum Diversified Absolute Return Fund - Super Institutional Class	6,116,134.843	33.15%	Record
Mac & Co A/C 694972 Attn Mutual Fund OPS 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	Miller Opportunity Trust - Class FI	65,415.355	16.33%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Matrix Trust Company Cust FBO Terracycle Inc 401(K) Profit Sha 717 17TH ST STE 1300 Denver CO 80202-3304	1919 Socially Responsive Balanced Fund - Class I	256,253.295	6.46%	Record
Merrill Lynch Pierce Fenner & Smith For the sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville FL 32246-6484	Miller Opportunity Trust - Class I	3,368,966.032	14.14%	Record
Metlife Insurance Co of Connecticut Shareholder Accounting Dept Attn Terrence Santry 1 Financial Ctr FL 20 Boston MA 02111-2694	1919 Variable Socially Responsive Balanced Fund	1,176,293.736	98.88%	Record
MG Trust Company Cust FBO Kuchler Polk Schell Weiner & Riches 717 17TH Street Suite 1300 Denver CO 80202-3304	Miller Opportunity Trust - Class R	42,310.969	19.15%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Financial Services Fund - Class A	504,985.523	19.35%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Financial Services Fund - Class C	191,036.764	14.35%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Financial Services Fund - Class I	581,586.061	20.6%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Maryland Tax-Free Income Fund - Class A	2,046,930.373	58.23%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Maryland Tax-Free Income Fund - Class C	82,770.96	16.61%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Maryland Tax-Free Income Fund - Class I	300,278.563	21.49%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Socially Responsive Balanced Fund - Class A	1,674,056.421	24.65%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Socially Responsive Balanced Fund - Class C	131,177.792	11.15%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	1919 Socially Responsive Balanced Fund - Class I	809,008.609	20.4%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Income Fund - Class A	1,305,635.809	30.95%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Income Fund - Class C	1,657,903.981	37.32%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Income Fund - Class I	3,987,076.078	34.64%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Income Fund - Class IS	5,301,702.632	83.29%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Opportunity Trust - Class A	11,988,538.386	50.48%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Opportunity Trust - Class C	1,598,515.412	22.48%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Opportunity Trust - Class I	7,224,183.279	30.32%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York PLZ FL 12 New York NY 10004-1901	Miller Opportunity Trust - Class R	54,148.61	24.5%	Record
National Financial Services Corp FBO Exclusive Benefit of our Cust Attn Mutual Funds Dept 4TH Floor 499 Washington Blvd Jersey City NJ 07310-1995	1919 Financial Services Fund - Class I	150,066.586	5.31%	Record
National Financial Services Corp FBO Exclusive Benefit of our Cust Attn Mutual Funds Dept 4TH Floor 499 Washington Blvd Jersey City NJ 07310-1995	1919 Maryland Tax-Free Income Fund - Class I	76,468.91	5.47%	Record
National Financial Services Corp FBO Exclusive Benefit of our Cust Attn Mutual Funds Dept 4TH Floor 499 Washington Blvd Jersey City NJ 07310-1995	1919 Socially Responsive Balanced Fund - Class I	660,937.424	16.67%	Record
National Financial Services LLC 200 LIBERTY ST New York NY 10281-1003	Fulcrum Diversified Absolute Return Fund - Super Institutional Class	2,273,776.82	12.32%	Record
National Financial Services LLC 499 Washington Blvd FL 4TH Jersey City NJ 07310-1995	1919 Financial Services Fund Class A	326,262.668	12.5%	Record
National Financial Services LLC 499 Washington Blvd FL 4TH Jersey City NJ 07310-1995	Bramshill Income Performance Fund - Institutional Class	11,312,921.181	20.53%	Record
National Financial Services LLC 499 Washington Blvd FL 4TH Jersey City NJ 07310-1995	Infinity Q Diversified Alpha Fund - Institutional Class	25,943,460.234	29.88%	Record
National Financial Services LLC 499 Washington Blvd FL 4TH Jersey City NJ 07310-1995	Infinity Q Diversified Alpha Fund - Investor Class	776,404.482	23.7%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
National Financial Services LLC 499 Washington Blvd FL 4TH Jersey City NJ 07310-1995	Miller Income Fund - Class A	366,717.873	8.69%	Record
National Financial Services LLC 499 Washington Blvd FL 4TH Jersey City NJ 07310-1995	Miller Income Fund - Class C	313,042.852	7.05%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Dept 4TH FL 499 Washington Blvd Jersey City NJ 07310-1995	Miller Income Fund - Class FI	3,634.165	11.11%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Dept 4TH FL 499 Washington Blvd Jersey City NJ 07310-1995	Miller Income Fund - Class I	1,780,352.494	15.47%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Dept 4TH FL 499 Washington Blvd Jersey City NJ 07310-1995	Miller Opportunity Trust - Class FI	102,224.212	25.52%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Dept 4TH FL 499 Washington Blvd Jersey City NJ 07310-1995	Miller Opportunity Trust - Class I	1,462,057.47	6.14%	Record
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Dept 4TH FL 499 Washington Blvd Jersey City NJ 07310-1995	Ziegler Senior Floating Rate Fund - Institutional Class	236,070.687	9.01%	Record
Pentegra Trust Company As Custodian FBO Allegany County BOE TSA c/o Pentegra Retirement Services 2 Enterprise DR STE 408 Shelton CT 06484-4657	Miller Opportunity Trust - Class R	11,354.709	5.14%	Record
Pershing LLC 1 Pershing PLZ FL 14 Jersey City NJ 07399-0002	Bramshill Income Performance Fund - Institutional Class	8,493,417.45	15.42%	Record
Pershing LLC 1 Pershing PLZ FL 14 Jersey City NJ 07399-0002	Infinity Q Diversified Alpha Fund - Institutional Class	5,307,629.309	6.11%	Record
Pershing LLC 1 Pershing PLZ FL 14 Jersey City NJ 07399-0002	Soundwatch Hedged Equity Fund	518,108.347	11.28%	Record
Pershing LLC 1 Pershing PLZ Jersey City NJ 07399-0001	1919 Financial Services Fund - Class I	289,047.885	10.24%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
Pershing LLC 1 Pershing PLZ Jersey City NJ 07399-0001	Miller Opportunity Trust - Class I	1,417,888.426	5.95%	Record
Pershing LLC 1 Pershing PLZ Jersey City NJ 07399-0001	Miller Opportunity Trust - Class IS	16,085.454	83.76%	Record
Raymond James Omnibus For Mutual Funds House Acct FIrm 92500015 Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	Miller Income Fund - Class A	1,279,170.891	30.32%	Record
Raymond James Omnibus For Mutual Funds House Acct FIrm 92500015 Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	Miller Income Fund - Class C	537,096.798	12.09%	Record
Raymond James Omnibus For Mutual Funds House Acct FIrm 92500015 Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	Miller Income Fund - Class I	1,218,800.612	10.59%	Record
Raymond James Omnibus For Mutual Funds House Acct FIrm 92500015 Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	Miller Opportunity Trust - Class I	1,239,866.665	5.2%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6TH ST # P08 Minneapolis MN 55402-4413	1919 Maryland Tax-Free Income Fund - Class C	58,575.035	11.75%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6TH ST # P08 Minneapolis MN 55402-4413	Miller Income Fund - Class C	223,724.37	5.04%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6TH ST # P08 Minneapolis MN 55402-4413	Miller Income Fund - Class I	806,685.197	7.01%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6TH ST PO8 Minneapolis MN 55402-4413	Infinity Q Diversified Alpha Fund - Institutional Class	4,542,084.138	5.23%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
SEI Private Trust CO c/o BankERS Trust SWP 1 Freedom Valley Dr Oaks PA 19456-9989	Ziegler Senior Floating Rate Fund - Institutional Class	716,882.542	27.36%	Record
SEI Private Trust CO c/o Union Bank ID 797 Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	Fulcrum Diversified Absolute Return Fund - Institutional Class	580,500.018	81.05%	Record
SEI Private Trust Company c/o BMO Harris SWP 1 Freedom Valley DrIVE Oaks PA 19456-9989	Infinity Q Diversified Alpha Fund - Institutional Class	20,028,666.851	23.07%	Record
Stifel Nicolaus & Co Inc Brian E Ravnaas 501 N Broadway FL 8 Saint Louis MO 63102-2137	Ziegler Senior Floating Rate Fund - Class A	80,301.098	40.51%	Beneficial
Stifel Nicolaus & Co Inc Exclusive Benefit of Customers 501 N Broadway St Louis MO 63102-2188	1919 Financial Services Fund - Class A	190,103.455	7.29%	Record
Stifel Nicolaus & Co Inc Exclusive Benefit of Customers 501 N Broadway St Louis MO 63102-2188	1919 Financial Services Fund - Class C	354,571.17	26.64%	Record
Stifel Nicolaus & Co Inc Exclusive Benefit of Customers 501 N Broadway St Louis MO 63102-2188	1919 Maryland Tax-Free Income Fund - Class C	46,007.486	9.23%	Record
Stifel Nicolaus & Co Inc Exclusive Benefit of Customers 501 N Broadway St Louis MO 63102-2188	1919 Socially Responsive Balanced Fund - Class C	241,975.008	20.56%	Record
Stifel Nicolaus & Company Inc One Financial Plaza 501 N Broadway Saint Louis MO 63102-2137	Ziegler Senior Floating Rate Fund - Class A	82,849.625	41.79%	Record
Stifel Nicolaus & Company Inc One Financial Plaza 501 N Broadway Saint Louis MO 63102-2137	Ziegler Senior Floating Rate Fund - Class C	334,833.562	94.59%	Record
TD Ameritrade FBO Philip A Meyers Rollover IRA c/o Miller Value Partners, LLC One South Street, Suite 2550 Baltimore, MD 21202	Miller Income Fund - Class FI	8,614.218	26.33%	Beneficial
TD Ameritrade FBO Richard D Sones Rollover IRA TD Ameritrade Clearing, Custodian One South Street, Suite 2550 Baltimore, MD 21202	Miller Income Fund Class FI	1,714.115	5.24%	Beneficial

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
TD Ameritrade FBO Ricky Lynn White & Delores Ann White JT TEN One South Street, Suite 2550 Baltimore, MD 21202	Miller Income Fund - Class FI	1,756.312	5.37%	Beneficial
TD Ameritrade Christopher R Jordan IRA TD Ameritrade Clearing Custodian One South Street, Suite 2550 Baltimore, MD 21202	Miller Income Fund - Class FI	1,693.754	5.18%	Beneficial
TD Ameritrade Inc For the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	Infinity Q Diversified Alpha Fund - Investor Class	372,881.223	11.38%	Record
TD Ameritrade Inc For the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	Miller Opportunity Trust - Class FI	32,029.463	8%	Record
TD Ameritrade Inc For the Exclusive Benefit of our Customers PO Box 2226 Omaha NE 68103-2226	Zevenbergen Genea Fund - Investor Class	104,610.042	12.07%	Record
TD Ameritrade Inc For the Exclusive Benefit of our Customers PO Box 2226 Omaha NE 68103-2226	Zevenbergen Growth Fund - Investor Class	79,353.194	18.45%	Record
TD Ameritrade Incorporated 200 S 108TH Ave Omaha NE 68154-2631	Miller Income Fund - Class FI	7,566.211	23.13%	Record
UBS WM USA 0O0 11011 6100 Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	1919 Maryland Tax-Free Income Fund - Class C	80,871.615	16.23%	Record
UBS WM USA 0O0 11011 6100 Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	1919 Maryland Tax-Free Income Fund - Class I	295,915.281	21.18%	Record
UBS WM USA 0O0 11011 6100 Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	1919 Socially Responsive Balanced Fund - Class I	206,632.694	5.21%	Record
UBS WM USA 0O0 11011 6100 Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	Bramshill Income Performance Fund - Institutional Class	13,914,866.911	25.26%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
UBS WM USA 0O0 11011 6100 Spec CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	Miller Opportunity Trust - Class I	1,570,500.399	6.59%	Record
Vanguard Marketing Corporation 100 Vanguard Blvd Malvern PA 19355-2331	Miller Opportunity Trust - Class FI	33,583.062	8.39%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave MSC MO3970 Saint Louis MO 63103-2254	1919 Financial Services Fund - Class C	237,398.037	17.83%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave MSC MO3970 Saint Louis MO 63103-2254	1919 Financial Services Fund - Class I	291,989.4	10.34%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave MSC MO3970 Saint Louis MO 63103-2254	1919 Maryland Tax-Free Income Fund - Class A	375,913.389	10.69%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave MSC MO3970 Saint Louis MO 63103-2254	1919 Maryland Tax-Free Income Fund - Class C	120,281.701	24.13%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave MSC MO3970 Saint Louis MO 63103-2254	1919 Maryland Tax-Free Income Fund - Class I	193,452.408	13.84%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave MSC MO3970 Saint Louis MO 63103-2254	1919 Socially Responsive Balanced Fund - Class C	278,116.957	23.64%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave MSC MO3970 Saint Louis MO 63103-2254	1919 Socially Responsive Balanced Fund - Class I	446,251.747	11.25%	Record
Wells Fargo Clearing Services LLC Special Custody ACCT For the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	Miller Income Fund - Class C	619,891.813	13.96%	Record
Wells Fargo Clearing Services LLC Special Custody ACCT For the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	Miller Opportunity Trust - Class C	514,988.026	7.24%	Record
Wells Fargo Clearing Services LLC Special Custody ACCT For the Exclusive Benefit of Customer 2801 Market Street Saint Louis MO 63103-2523	Miller Opportunity Trust - Class FI	29,923.565	7.47%	Record

Name and Address	Fund and Share Class	Total Number of Shares Owned	Ownership %	Type of Ownership
William H Miller III Living Trust c/o Miller Value Partners, LLC One South Street, Suite 2550 Baltimore, MD 21202	Miller Opportunity Trust - Class IS	3,119.152	16.24%	Beneficial
William H Miller III c/o Miller Value Partners, LLC One South Street, Suite 2550 Baltimore, MD 21202	Miller Income Fund - Class IS	321,119.607	5.04%	Beneficial

PROXY                  TRUST FOR ADVISED PORTFOLIOS                  PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 26, 2020
615 E. MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202

[FUND NAME]

The undersigned hereby appoints Scott A. Resnick and Russell B. Simon as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the abovementioned Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 AM Central Time, on June 26, 2020 at the offices of U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
This proxy is solicited on behalf of the Fund and Fund’s Board of Trustees, and each nominee has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:
SHARES:
Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

Proxy Card 1

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW

1. To elect three nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

☐ Brian S. Ferrie
☐ Wan-Chong Kung
☐ Christopher E. Kashmerick

You may have received more than one proxy card due to multiple investments in the Trust.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 26, 2020

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/TAP

THANK YOU FOR VOTING

Proxy Card 2